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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 27, 2000, in Amendment No. 1 to Registration Statement (Form SB-2) dated August 1, 2000 and related Prospectus of Aquasearch, Inc. for the registration of 20,000,000 shares of its common stock.

                                                   /s/ Ernst & Young LLP



Honolulu, Hawaii
August 1, 2000